                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                                  Libbey Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                  LIBBEY INC.

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

--------------------------------------------------------------------------------

                                  MEETING DATE
                                  MAY 6, 2004

                    ----------------------------------------
                            YOUR VOTE IS IMPORTANT!
      Please mark, date and sign the enclosed
      proxy card and promptly return it to the Company in the enclosed envelope.

                    ----------------------------------------

                                                                   [LIBBEY LOGO]

                                  LIBBEY INC.
                                 P.O. BOX 10060
                               300 MADISON AVENUE
                            TOLEDO, OHIO 43699-0060

   -------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 ON MAY 6, 2004

   -------------------------------------------------------------------------

Dear Fellow Libbey Stockholder:

     We will hold our 2004 Annual Meeting of Libbey stockholders on Thursday, May 6, 2004, at 11:00 a.m., Eastern Time, at Syracuse China Company, 2900 Court Street, Syracuse, New York.

     At the meeting, stockholders will:

     - elect three directors for a term of three years,

     - vote upon The Amended and Restated 1999 Equity Participation Plan of Libbey Inc. (the "Restated Plan"), and

     - transact such other business as properly may come before the meeting.

     The Board of Directors has nominated three of our nine directors for election this year. They are all Class II directors, which means that their terms will expire at the 2007 annual meeting. You can read about them, and about the other directors who will continue in office, in the proxy statement.

     We also will vote upon whether to approve the Restated Plan, which is summarized in the proxy statement. The Board recommends the approval of the Restated Plan.

     You are entitled to vote at the meeting if you were an owner of record of Libbey Inc. common stock at the close of business on March 17, 2004. If your ownership is through a broker or other intermediary, you will need to have proof of your stockholdings in order to be admitted to the meeting. A recent account statement, letter or proxy from your broker or other intermediary will suffice.

     We hope you will vote by marking, signing and returning your proxy or voting instruction card as soon as possible, whether or not you plan to attend the meeting.

     Management sincerely appreciates your support.

                                          Sincerely,

                                          John F. Meier
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer

                                          By Order of the Board of Directors,

                                          Arthur H. Smith
                                          Secretary

March 30, 2004
Toledo, Ohio

                                  LIBBEY INC.

                                PROXY STATEMENT

     We have sent you this proxy statement because the Board of Directors of Libbey Inc. ("Libbey" or the "Company") is asking you to give your proxy (that is, the authority to vote your shares) to our proxy committee so that they may vote your shares on your behalf at our annual meeting of stockholders. The members of the proxy committee are John F. Meier, Richard I. Reynolds, Arthur H. Smith and Susan Allene Kovach. They will vote your shares as you instruct.

     We will hold the meeting at Syracuse China Company, 2900 Court Street, Syracuse, New York, on May 6, 2004 at 11:00 a.m., Eastern Time. This proxy statement contains information about the matters being voted on and other information that may be helpful to you.

     We began the mailing to stockholders of this Proxy Statement and the enclosed proxy on or about March 30, 2004.

                             QUESTIONS AND ANSWERS

WHO MAY VOTE?

     You may vote if you were a holder of Libbey common stock at the close of business on March 17, 2004.

WHAT MAY I VOTE ON?

     You may vote on:

     - the election of three nominees to serve as Class II directors, and

     - the approval of The Amended and Restated 1999 Equity Participation Plan of Libbey Inc. (the "Restated Plan").

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote:

     - FOR each of the nominees for director, and

     - FOR the approval of the Restated Plan.

HOW DO I VOTE?

     You may vote by marking, signing and dating the enclosed proxy card or voting instruction card and returning it in the prepaid envelope. The proxy committee will vote your shares in accordance with your directions. If you return a proxy card but do not mark the boxes showing how you wish to vote, the proxy committee will vote your shares FOR each proposal, but only if you have signed and dated the card. Unsigned proxy cards will not be voted at all. If you are a stockholder of record (that is, if you are registered on our books), you also may vote in person by attending the meeting.

MAY I CHANGE MY VOTE?

     If you are a stockholder of record, you may change your vote or revoke your proxy, at any time before your shares are voted at the meeting, by:

     - sending us a proxy card dated later than your last vote,

     - notifying the Secretary of Libbey in writing, or

     - voting at the meeting.

     If you hold your shares in "street name" through a broker or other nominee, you should contact your broker or nominee to determine how to change your vote or revoke your proxy.

HOW MANY OUTSTANDING SHARES OF LIBBEY COMMON STOCK ARE THERE?

     At the close of business on March 17, 2004, which is the record date for the meeting, there were 13,643,806 shares of the Company's common stock outstanding. Each share of common stock is entitled to one vote.

HOW BIG A VOTE DO THE PROPOSALS NEED IN ORDER TO BE ADOPTED?

     As long as a quorum is present either in person or by proxy at the Annual Meeting, each proposal must receive the votes of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

WHAT CONSTITUTES A QUORUM?

     Under Libbey's by-laws, the holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum, permitting business to be transacted at the meeting.

HOW WILL VOTES BE COUNTED?

     Votes cast in person or by proxy will be tabulated by the inspectors of election appointed for the meeting and will determine whether a quorum is present. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the matter to which the abstention applies. Broker non-votes will not be considered as present and entitled to vote with respect to that matter. The common stock outstanding on the record date held by the trustee under the Company's Retirement Savings Plan and Supplemental Retirement Plan will be voted by the trustee in accordance with written instructions from participants in these plans or, as to those shares for which no instructions are received, in a uniform manner as a single block in accordance with the instructions received with respect to the majority of shares of each respective plan for which instructions were received.

WHAT ARE BROKER NON-VOTES?

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to vote your shares with respect to certain matters unless you give your broker or nominee specific instructions as to how to vote. For example, unless brokers have received voting instructions from their customers, brokers may not vote their customers' shares with respect to the approval of the Restated Plan or other non-routine matters. Non-voted shares on non-routine matters are called "broker non-votes." They will not be counted in determining the number of shares necessary for approval but will be counted in determining whether there is a quorum.

HOW WILL VOTING BE CONDUCTED ON OTHER MATTERS RAISED AT THE MEETING?

     The proxy committee will vote on other matters that properly come before the meeting in accordance with the Board's recommendation or, if no recommendation is given, in the discretion of the proxy committee.

WHEN MUST STOCKHOLDER PROPOSALS BE SUBMITTED FOR THE 2005 ANNUAL MEETING?

     A stockholder desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2005 Annual Meeting must deliver the proposal so that it is received by the Company no later than November 29, 2004. Any proposal submitted outside the processes of Rule 14a-8 under the Exchange Act shall be considered untimely if submitted after February 12, 2005. The Company requests that all such proposals be addressed to Arthur H. Smith, Vice President, General Counsel and Secretary, Libbey Inc., 300 Madison Avenue, P.O. Box 10060, Toledo, Ohio 43699-0060.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF LIBBEY STOCK?

     The following table shows information with respect to the persons known to the Company to be the beneficial owners of more than five percent of its common stock as of December 31, 2003.

                                                AMOUNT AND NATURE
NAME AND ADDRESS                                  OF BENEFICIAL     PERCENT
OF BENEFICIAL OWNER                                 OWNERSHIP       OF CLASS
-------------------                             -----------------   --------
Ariel Capital Management, Inc.(1)                   2,782,060        20.468
200 E. Randolph Drive, Suite 2900
Chicago, IL 60601

Capital Group International, Inc.(2)                1,308,700           9.6
11100 Santa Monica Boulevard
Los Angeles, CA 90025

NJF Investment Group L.P.(3)                          918,850           6.8
2121 San Jacinto Street, Suite 1840
Dallas, TX 75201

FMR Corp.(4)                                          724,600         5.331
82 Devonshire Street
Boston, MA 02109

---------------

(1) Amendment No. 11 to Schedule 13G filed with the Securities and Exchange Commission on behalf of Ariel Capital Management, Inc., an investment advisor, indicates that, as of December 31, 2003, Ariel Capital Management, Inc. is the beneficial owner of 2,782,060 common shares, with sole dispositive power with respect to 2,782,060 common shares and sole voting power with respect to 2,227,760 common shares. The schedule further states that all securities reported in the schedule are owned by investment advisory clients of Ariel Capital Management, Inc., no one of which to the knowledge of Ariel Capital Management, Inc. owns more than 5% of the class.

(2) Amendment No. 7 to Schedule 13G filed with the Securities and Exchange Commission on behalf of Capital Group International, Inc., the parent holding company of a group of investment management companies, and Capital Guardian Trust Company, indicates that, as of December 31, 2003, Capital Group International, Inc. has beneficial ownership of 1,308,700 common shares, with sole dispositive power with respect to 1,308,700 common shares and sole voting power with respect to 902,240 common shares, and that Capital Guardian Trust Company has beneficial ownership of 1,247,920 common shares, with sole dispositive power with respect to 1,247,920 common shares and sole voting power with respect to 841,460 common shares.

    Capital Guardian Trust Company, a bank, is deemed to be the beneficial owner of these shares as a result of serving as investment manager of various institutional accounts. Capital Group International, Inc. and Capital Guardian Trust Company disclaim beneficial ownership.

(3) Schedule 13G filed with the Securities and Exchange Commission on behalf of NJF Investment Group L.P. indicates that, as of December 31, 2003, NJF Investment Group L.P. has beneficial ownership of 918,850 common shares, with sole dispositive power with respect to 918,850 common shares, sole voting power with respect to 577,800 common shares and shared voting power with respect to 341,050 common shares. The schedule further states that it is filed on behalf of NJF Investment Group L.P. and/or certain investment advisory clients or discretionary accounts and that, as a result of its role as investment advisor, NJF Investment Group L.P. may be deemed to be the beneficial owner of the shares.

(4) Schedule 13G filed with the Securities and Exchange Commission by FMR Corp., a parent holding company, on behalf of FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson, indicates that, as of December 31, 2003, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser, is the beneficial owner of 724,600 common shares as a result of acting as investment adviser to various investment companies. The schedule further indicates that Edward C. Johnson 3d, FMR Corp., through its control of Fidelity and the Funds, each has sole power to dispose of the 724,600 common shares owned by the Fidelity Funds, and that neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, such power residing in the Funds' Boards of Trustees.

HOW MUCH STOCK DO LIBBEY'S DIRECTORS AND OFFICERS OWN?

     The following table shows the amount of Libbey common stock beneficially owned (unless otherwise indicated) by our directors, the executive officers named in the Executive Summary Compensation Table below, all directors and executive officers of the Company as a group and the trustee of Libbey's Retirement Savings Plan and Supplemental Retirement Plan. The shares owned by the executive officers set forth below include the shares held in their accounts in the Retirement Savings Plan. An asterisk indicates ownership of less than one percent of the outstanding stock.

                                                AMOUNT AND NATURE
                                                  OF BENEFICIAL     PERCENT
NAME OF BENEFICIAL OWNER                          OWNERSHIP(1)      OF CLASS
------------------------                        -----------------   --------
Carlos V. Duno................................             0             *

William A. Foley(5)...........................           500             *

Daniel P. Ibele(2)............................        44,396             *

Peter C. McC. Howell(3)(5)....................         1,750             *

John F. Meier(2)(4)...........................       208,300          1.45

Deborah G. Miller(5)..........................             0             *

Carol B. Moerdyk(5)...........................           900             *

Gary L. Moreau................................           500             *

Richard I. Reynolds(2)........................       158,712          1.11

Arthur H. Smith(2)............................       106,926             *

Terence P. Stewart(5).........................           928             *

Kenneth G. Wilkes(2)..........................        85,086             *

Directors & Executive Officers as a
  Group(2)(5).................................       789,355          5.53

---------------

(1) For purposes of this table, a person or group of persons is deemed, as of a given date, to have beneficial ownership of any shares that such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person has the right to acquire within 60 days of such date is deemed outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person not owning a similar right. The information includes all currently exercisable options granted to Messrs. Meier, Reynolds, Wilkes, Smith and Ibele. The number of shares beneficially owned includes shares subject to options as follows: Mr. Meier--171,500; Mr. Reynolds--122,600; Mr. Wilkes--67,200; Mr. Smith--71,000; Mr. Ibele--39,100;
    and all executive officers as a group--629,166.

(2) The table includes the number of equivalent shares of common stock that Messrs. Meier, Reynolds, Wilkes, Smith and Ibele and all officers as a group held in the Libbey Inc. Retirement Savings Plan as of March 17, 2004.

(3) Includes 750 shares held by family members of Mr. Howell. Mr. Howell disclaims any beneficial interest in such shares.

(4) Includes 8,406 shares held by family members of Mr. Meier. Mr. Meier disclaims any beneficial interest in such shares.

(5) As of March 17, 2004, Ms. Miller, Ms. Moerdyk and Messrs. Foley, Howell and Stewart have elected to defer all or a portion of their retainer and fees for service as directors of the Company into an account based upon the value of the Company's common stock that is reported to the Securities and Exchange Commission annually on Forms 5. As reported on their Forms 4 and 5 filed in 2003, they respectively owned as of March 17, 2004 the equivalent of the following number of shares not included in the above table: Ms. Miller 713 shares; Ms. Moerdyk 6,918 shares; Mr. Foley 10,292 shares; Mr. Howell 4,243 shares; and Mr. Stewart 6,884 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on our review of filings with the Securities and Exchange Commission and written representations that no other reports were required to be filed by the relevant persons, Libbey believes that, during the fiscal year ending December 31, 2003, all officers, directors and greater-than-ten-percent beneficial owners complied with the filing requirements applicable to them pursuant to Section 16 of the Exchange Act.

                          LIBBEY CORPORATE GOVERNANCE

WHO ARE THE CURRENT MEMBERS OF LIBBEY'S BOARD OF DIRECTORS?

     Libbey's Certificate of Incorporation and By-Laws provide that the Board of Directors is divided into three classes. The following table shows information with respect to the members of the Board of Directors on the date of this proxy statement:

                                                                              BOARD COMMITTEE    DIRECTOR
DIRECTOR                            AGE              EXPERIENCE                 ASSIGNMENTS       SINCE
--------                            ---              ----------               ---------------    --------
Carlos V. Duno (Class II).........  55    Chairman and Chief Executive        Member, Audit        2003
                                          Officer, Clean Fuels Technology,    Committee;
                                          from June 2001 to present;          Member,
                                          President, Business Development     Nominating and
                                          and Planning, Vitro S.A.,           Governance
                                          Monterrey, Mexico, from 1995 to     Committee
                                          2001

William A. Foley (Class III)......  56    Partner, Learning Dimensions LLC    Chair,               1994
                                          and Entrenu Holdings LLC;           Compensation
                                          Chairman and Chief Executive        Committee;
                                          Officer of LESCO Inc. from July     Member,
                                          1993 to April 2001                  Nominating and
                                                                              Governance
                                                                              Committee
Peter C. McC. Howell (Class II)...  54    From 1997 to present, advisor to    Member, Audit        1993
                                          various business enterprises in     Committee;
                                          the areas of acquisitions,          Chair,
                                          marketing and financial             Nominating and
                                          reporting; Chairman and Chief       Governance
                                          Executive Officer of Signature      Committee
                                          Brands USA, Inc. (formerly known
                                          as Health o meter, Inc.) from
                                          August 1994 to August 1997;
                                          President, Chief Executive
                                          Officer and a director of Mr.
                                          Coffee, inc. from 1989 to 1994.
                                          Mr. Howell is a member of the
                                          board of directors of Global Tech
                                          Appliances, Inc. (NYSE: GAI),
                                          Global Lite Array and Classic
                                          Coffee Concepts Inc.

John F. Meier (Class I)...........  56    Chairman of the Board and Chief                          1987
                                          Executive Officer of Libbey since
                                          June 1993; Director, Cooper Tire
                                          and Rubber Company (NYSE: CTB)

                                                                              BOARD COMMITTEE    DIRECTOR
DIRECTOR                            AGE              EXPERIENCE                 ASSIGNMENTS       SINCE
--------                            ---              ----------               ---------------    --------
Deborah G. Miller (Class III).....  54    Chief Executive Officer of          Member,              2003
                                          Enterprise Catalyst Group, a        Compensation
                                          consulting firm specializing in     Committee;
                                          high technology and biotechnology   Member,
                                          transformational applications,      Nominating and
                                          from 2003 to present; President     Governance
                                          and Chief Executive Officer of      Committee
                                          Egenera from April 2002 to 2003;
                                          from November 2001 to March 2002,
                                          Chief Executive Officer, On
                                          Demand Software; from May 2001 to
                                          September 2001, Chief Executive
                                          Officer, OPI Software; from
                                          September 1999 to April 2001,
                                          Chief Executive Officer, CoVia;
                                          and from September 1998 to
                                          September 1999, President and
                                          Chief Operating Officer, 2Bridge
                                          Software. Ms. Miller also serves
                                          on the board of directors of
                                          Sentinal Group Funds, Inc. and
                                          Marantic Networks

Carol B. Moerdyk (Class I)........  53    Senior Vice President,              Chair, Audit         1998
                                          Administration, Boise Cascade       Committee;
                                          Office Products Corporation, from   Member,
                                          January 2004 to present; Senior     Compensation
                                          Vice President, North American      Committee
                                          and Australasian Contract
                                          Operations, Boise Cascade Office
                                          Products Corporation from 1998
                                          through 2003; Chief Financial
                                          Officer of Boise Cascade Office
                                          Products Corporation from 1995 to
                                          1998

Gary L. Moreau (Class I)..........  49    Writer, lecturer and advisor in     Member, Audit        1996
                                          the areas of management and         Committee;
                                          corporate governance; President     Member,
                                          of Pratt's Hollow Advisors LLC      Compensation
                                          (business consulting) from 1999     Committee.
                                          to 2003; President and Chief
                                          Executive Officer of Lionel
                                          L.L.C. from 1996 to 1999;
                                          President and Chief Operating
                                          Officer of Oneida Ltd. from 1991
                                          to 1996. Mr. Moreau is a member
                                          of the board of directors of GSW
                                          Inc. (Toronto Stock Exchange:
                                          GSW.a and GSW.b)

Richard I. Reynolds (Class II)....  57    Executive Vice President and                             1993
                                          Chief Operating Officer of Libbey
                                          from November 1995 to present;
                                          Vice President and Chief
                                          Financial officer of Libbey from
                                          1993 to 1995

Terence P. Stewart (Class III)....  55    Managing partner of Stewart and                          1997
                                          Stewart, a Washington, D.C.-based
                                          law firm that specializes in
                                          trade and international law
                                          issues, where he has been
                                          employed since 1976

DOES LIBBEY HAVE CORPORATE GOVERNANCE GUIDELINES?

     Libbey's Board of Directors has adopted Corporate Governance Guidelines that govern Libbey's Board of Directors. Libbey's Corporate Governance Guidelines will be available on Libbey's website (www.libbey.com) on or before May 6, 2004.

HOW ARE LIBBEY'S DIRECTORS COMPENSATED?

     In 2003 non-management directors received a retainer at the annual rate of $21,000 per annum, a fee for attendance at telephonic Board and committee meetings of $500 per meeting, a fee for attendance at other Board meetings of $1,500 per meeting, a fee for attendance at other committee meetings of $750 per meeting and a fee of $500 per half day for performance of special Board or committee business requested of the director, such as a meeting with a prospective Board member or an outside consultant on behalf of the Board or a committee. A fee for service as Chairman of a committee is $3,000 per annum.

     The retainer and all fees are payable in cash or subject to deferral. In 2003 each of the directors except Mr. Moreau and Mr. Duno elected to defer all or a portion of the retainer and fees into an account, the value of which is based upon the value of Libbey's common stock plus dividends. Management directors do not receive additional compensation for service on the Board of Directors.

WHAT IS THE ROLE OF THE BOARD'S COMMITTEES?

     The Board of Directors currently has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

     Audit Committee. The Board of Directors adopted an Audit Committee Charter in 2000. The Board recently has updated the Audit Committee Charter to conform to new U.S. securities laws and the recently finalized rules of the New York Stock Exchange. The Audit Committee Charter will be available on Libbey's website (www.libbey.com) on or before May 6, 2004. A copy of the Audit Committee Charter also is attached as Appendix A to this proxy statement.

     The functions of the Audit Committee are described under the heading "Audit-Related Matters; Report of the Audit Committee" below. The Audit Committee met six times during 2003. On February 3, 2004, the Board selected the members of the Audit Committee for the coming year, as shown above. The Board has determined that all members of the Audit Committee are independent, within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and Libbey's Corporate Governance Guidelines. Ms. Moerdyk, the current chair of the Audit Committee, and Mr. Howell, the immediate past chair of the Audit Committee, are qualified as audit committee financial experts, as defined in SEC regulations. In addition, the Board has determined that each of Ms. Moerdyk, Mr. Howell, Mr. Duno and Mr. Moreau is financially literate and has accounting and related financial management expertise.

     Compensation Committee. The functions of the Compensation Committee are described under the heading "Executive Compensation; Report of the Compensation Committee" below. The Compensation Committee met five times during 2003. On February 3, 2004, the Board selected the members of the Compensation Committee for the coming year, as shown above. The Board has determined that all members of the Compensation Committee are independent, within the meaning of the listing standards of the New York Stock Exchange and Libbey's Corporate Governance Guidelines.

     Nominating and Governance Committee. The Nominating and Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of Libbey's Corporate Governance Guidelines. The Committee also is responsible for establishing a selection process for new directors to meet the needs of the Board, for evaluating and recommending candidates for Board membership, for assessing the performance of the Board and reviewing that assessment with the Board and for establishing objective criteria to evaluate the performance of the Chief Executive Officer. The Committee also is responsible for reporting to the Board trends in director compensation practices and the competitiveness of the Company's director compensation practices. The Nominating and Governance Committee met four times in 2003. On February 3, 2004, the Board selected the members of the Nominating and Governance Committee for the coming year, as shown above. The Board has determined that all of the members of the Committee are independent within the meaning of the listing standards of the New York Stock Exchange and Libbey's Corporate Governance Guidelines.

WHO COORDINATES EXECUTIVE SESSIONS OF THE BOARD'S NON-MANAGEMENT DIRECTORS?

     In order to provide continuity, the Board has designated Gary L. Moreau to coordinate periodic executive sessions of the Board in which management directors and other members of management do not participate.

HOW DOES THE BOARD SELECT NOMINEES FOR THE BOARD?

     New directors are selected following review and evaluation by the Nominating and Governance Committee, which also proposes and reviews the criteria for membership at least biannually and the selection process. The Nominating and Governance Committee solicits input from all Board members and makes its recommendation to the Board. An invitation to join the board is extended by the Chairman of the Board on behalf of the Board. A shareholder who wishes to recommend a prospective nominee for the Board may notify the Company's Secretary or any member of the Nominating and Governance Committee in writing, including such supporting material as the shareholder deems appropriate. Candidates for director nominated by shareholders will be given the same consideration as candidates nominated by other sources.

     The Board in its Corporate Governance Guidelines has determined that Board members must satisfy the following standards and qualifications:

     - Board members must possess the highest professional and personal ethics and values, consistent with longstanding company values and standards;

     - Board members must possess broad experience at the policy-making level in business, government, education, technology or public interest;

     - Board members must possess a commitment to enhancing shareholder value;

     - Board members must possess and devote sufficient time to carry out their duties and to provide insight and practical wisdom based upon experience;

     - Board members must possess expertise in areas that add strategic value to the Board, given the then-current composition of the Board, including, among other areas of expertise, experience as a chief executive officer or chief operating officer of a public company; expertise in finance, information technology, marketing, operations or supply chain management; and/or knowledge of business in foreign locations strategic to the Company's then-current or potential future operations.

     In addition, the Board seeks directors who, as compared to then-existing members of the Board, are diverse with respect to geography, employment, race or gender.

     The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees.

     To date, the Nominating and Governance Committee has not used the services of a third-party search firm, although it has the authority to do so under its charter.

HOW DOES THE BOARD DETERMINE WHICH DIRECTORS ARE CONSIDERED INDEPENDENT?

     In 2004 the Board adopted its Corporate Governance Guidelines, which, among other things, combine the Board's previously adopted Mission Statement and Libbey Inc. Guidelines for its Board of Directors. The Corporate Governance Guidelines are intended to meet or exceed the new listing standards adopted during 2003 by the New York Stock Exchange.

     Pursuant to the Corporate Governance Guidelines, the Board has made a determination as to the independence of each of the members of the Board. In making this determination, the Board has considered the existence or absence of any transactions or relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under the heading "Certain Relationships and Related Transactions--What related transactions involved directors?" below. The Board also examined the existence or absence of any transactions or relationships between directors or their affiliates and members of Libbey's senior management or their affiliates.

     As provided in the Guidelines, the purpose of this review was to determine whether there is any relationship that is inconsistent with a determination that a director is independent of the Company or its management. Specifically, the Guidelines preclude a determination by the Board that a director is independent if there is any business relationship between the Company and the particular director or an organization of which the particular director is a shareholder, partner or officer, irrespective as to how de minimis the relationship may be, or if the director otherwise does not meet the independence requirements set forth in the listing standards of the New York Stock Exchange.

     As a result of this review, the Board has affirmatively determined that Carlos V. Duno, William A. Foley, Peter C. McC. Howell, Deborah G. Miller, Carol
B. Moerdyk and Gary L. Moreau are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines. Messrs. Meier and Reynolds are considered inside directors because of their employment as senior executives of Libbey. Mr. Stewart is considered a non-independent director because in the past three (3) years Stewart and Stewart, the law firm of which Mr. Stewart is managing partner, has provided legal services to Libbey in connection with international trade matters and is expected to continue to do so.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2003?

     The Board of Directors met seven times during 2003. During 2003, each incumbent member of the Board of Directors attended 75% or more of the aggregate number of meetings of the Board, and at least 75% of the aggregate number of meetings of the committees of the Board of which he or she was a member, during the period for which he or she served as a director of Libbey.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS--WHAT RELATED PARTY TRANSACTIONS INVOLVED DIRECTORS?

     During 2003 the law firm of Stewart and Stewart, of which Mr. Stewart is a partner, received fees of approximately $119,191 from the Company for legal services in connection with various international trade matters, including the international trade aspects of other legal matters. The Company anticipates that it will continue to utilize the legal services of Stewart and Stewart in the future in connection with international trade matters.

HOW DO STOCKHOLDERS COMMUNICATE WITH THE BOARD?

     Stockholders and other parties interested in communicating directly with the non-management directors as a group may do so by writing to Non-Management Directors, Libbey Inc., 300 Madison Avenue, P.O. Box 10060, Toledo, Ohio 43699-0060. Effective March 30, 2004, the Nominating and Governance Committee has approved a process for handling letters received by the Company and addressed to the non-management members of the Board. Under that process, the Corporate

Secretary is responsible for reviewing all such correspondence and regularly forwarding to the non-management members of the Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the function of the Board or committees thereof or that the Secretary otherwise determines requires the attention of the Board. Directors may, at any time, review a log of all correspondence received by the Company that is addressed to the Non-Management Directors or other members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are brought immediately to the attention of Libbey's internal auditors and Audit Committee and are handled in accordance with procedures established by the Audit Committee with respect to such matters.

ARE LIBBEY'S CORPORATE GOVERNANCE GUIDELINES, CODE OF BUSINESS CONDUCT AND ETHICS AND COMMITTEE CHARTERS AVAILABLE TO STOCKHOLDERS?

     Libbey's Corporate Governance Guidelines and Code of Business Conduct and Ethics (which applies to all of Libbey's employees, officers and directors), as well as the Charters for each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, will be available on Libbey's website (www.libbey.com) on or before May 6, 2004.

ARE LIBBEY'S DIRECTORS REQUIRED TO ATTEND LIBBEY'S ANNUAL MEETING OF
STOCKHOLDERS?

     While historically Libbey's directors have not been required to attend Libbey's annual meeting of stockholders, beginning in 2003 a meeting of the Board of Directors has been scheduled to take place at the same location and on the same day as the annual meeting of stockholders, and the Company anticipates that this practice will continue. Accordingly, Libbey anticipates that a substantial majority of its directors will be present at the annual meeting of stockholders to be held on May 6, 2004. In 2003, all members of the Board of Directors attended Libbey's annual meeting of stockholders.

                             AUDIT-RELATED MATTERS

WHO ARE LIBBEY'S AUDITORS?

     Upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2004.

     A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if the representative so desires. The representative will be available to respond to appropriate questions.

WHAT FEES HAS LIBBEY PAID TO ITS AUDITORS FOR FISCAL 2003 AND 2002?

     Fees for services rendered by Ernst & Young LLP for the years ended December 31, 2003 and 2002 are as follows:

     Audit Fees. Audit fees for the fiscal years ended December 31, 2003 and December 31, 2002 were $394,520 and $288,682, respectively. Fees for audit services include fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

     Audit-Related Fees. Audit-related fees for the fiscal years ended December 31, 2003 and December 31, 2002 were $66,755 and $288,638, respectively.
Audit-related fees principally include fees for audits of the Company's benefit plans, acquisition due diligence procedures and consultations on accounting and auditing matters.

     Tax Fees. Tax fees for the fiscal years ended December 31, 2003 and December 31, 2002 were $38,156 and $60,580, respectively. Tax services relate to expatriate compliance and consulting services, foreign Sales Corporation consulting services, and Mexican tax consulting services in 2002.

     All Other Fees. There were no fees in the "all other" category in either year.

     All audit-related, tax and other services were pre-approved by the Audit Committee, which concluded that the provision of these services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its audit functions. The Audit Committee's policy regarding auditor independence requires pre-approval of audit, audit-related and tax services specifically described by the Audit Committee on an annual basis. The policy requires that engagements that the auditors or management anticipates will exceed pre-established thresholds must be separately approved. The policy also provides that the Committee will authorize one of its members to pre-approve certain services.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee oversees the integrity of the Company's financial statements on behalf of the Board of Directors; the adequacy of the Company's systems of internal controls; the Company's compliance with legal and regulatory requirements; the qualifications and independence of the Company's independent auditors; and the performance of the Company's independent auditors and of the Company's internal audit function.

     In fulfilling its oversight responsibilities, the Audit Committee has direct responsibility for, among other things:

     - confirming the independence of the Company's independent auditors;

     - the appointment, compensation and retention of the Company's independent auditors;

     - reviewing the scope of the audit services to be provided by the Company's independent auditors, including the adequacy of staffing and compensation;

     - approving non-audit services;

     - overseeing management's relationship with the Company's independent auditors;

     - overseeing management's implementation and maintenance of effective systems of internal and disclosure controls; and

     - reviewing the Company's internal audit program.

     The Audit Committee reviews and discusses with management and the independent auditors all annual and, if deemed necessary by the Audit Committee, quarterly financial statements prior to their issuance. The Audit Committee's discussions with management and the independent auditors include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee met both with management and with the independent auditors who are responsible for auditing the financial statements prepared by management and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and discussed the results of the independent auditors' examinations, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, the adequacy and effectiveness of the Company's accounting and financial internal controls, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and such other matters as are required to be communicated to the Audit Committee under generally accepted auditing standards, including Accounting Standards Board, Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has discussed with the independent auditors the auditor's independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees. The foregoing discussions were held with and without management present.

     Taking all of these reviews and discussions into account, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                          Carol B. Moerdyk, Chair
                                          Carlos V. Duno
                                          Peter C. McC. Howell
                                          Gary L. Moreau

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

     The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

     The Compensation Committee of the Board has furnished the following report on executive compensation for Fiscal 2003.

WHAT ARE THE OBJECTIVES OF THE COMPANY'S EXECUTIVE COMPENSATION POLICIES?

     The Company's compensation program for executive officers is designed and administered to align the interests of the executives with the long-term interests of the stockholders and to attract, retain and motivate highly qualified executives with appropriate, competitive compensation and financial rewards. The ultimate goal of the Company's executive compensation program is to increase stockholder value through achievement of business objectives and goals for operating income and return on invested capital. The Compensation Committee believes that this can best be accomplished by an executive compensation program that includes major components directly linked to increases in recognized measures of stockholder value and that rewards executives for superior performance as measured by financial and non-financial factors.

WHAT ARE THE COMPONENTS OF LIBBEY'S EXECUTIVE OFFICER COMPENSATION?

     Executive officer compensation consists of annual base salary, annual incentive awards and long-term incentive compensation awards.

HOW ARE BASE SALARIES FOR LIBBEY'S EXECUTIVE OFFICERS DETERMINED?

     The base salaries of Libbey's executive officers are set at levels intended to be competitive with companies within the industry and with companies of comparable size. The peer group used by the Company to compare executive officer compensation is different from the peer group used by the Company to measure the performance of its stock because there are significant differences between the Company and the latter peer group with regard to capital structure and the diversity, size and scope of the businesses in which various members of the peer group engage. The Compensation Committee intends to review base salaries annually and to make adjustments depending upon competitive salary levels, past individual performance as measured by both qualitative and quantitative factors and the potential for making significant contributions in the future. Individual factors can be expected to be more significant than overall Company performance in a particular year in determining base salary levels and the rate of increase. In performing this task, and all of its other responsibilities for executive compensation, the Compensation Committee is authorized to consult with outside professional advisors as it deems necessary or desirable.

HOW IS PERFORMANCE-BASED COMPENSATION DETERMINED?

     The Compensation Committee intends that the performance-based aspects of the executive compensation program remain appropriate in the context of the Company's business and circumstances and remain competitive with comparable companies. Company performance can be expected to be more significant than individual performance in determining short-term and long-term incentive compensation payouts.

     The incentive compensation components of the executive compensation program are designed to provide rewards for past contributions and motivation for future performance. The performance goals and criteria for these components are tied directly to factors that the Compensation Committee believes will enhance the financial success of the Company and increase stockholder value. The incentive goals for executive compensation payouts are very rigorous and aggressive and have demanding thresholds for minimum payments, but they provide rewarding payments when goals are exceeded. Total actual payouts may be adjusted above or below target amounts based upon Company performance that exceeds or fails to meet pre-established goals. Individual performance against established goals will affect individual payments.

     For 2003 the incentive criteria included performance factors based on income from operations, return on invested capital and growth in net sales, in each case measured against the annual budget. The 2003 incentive criteria also included a discretionary component for individual achievements during the year. Factors such as progress in implementing the strategic plan and commitment to, and involvement in, Company goals are important elements in determining payout levels under the discretionary components. The Compensation Committee believes that these and other qualitative factors will lead to the increased profitability of the Company and should be recognized and taken into consideration in determining the payout levels. No incentive compensation payments were made to the officers with respect to 2003, as Libbey's performance during the year fell short of its financial goals, although significant achievements were accomplished to provide a foundation for the future and Libbey's share price appreciated over 9% during 2003.

     The Compensation Committee believes that an equity participation incentive plan is an important element of long-term compensation. The value of such plans for the executive is tied directly to stock price increases and thus provides strong incentives for increasing stockholder value. Long-term compensation consists of awards under the Company's equity participation plans, The Amended and Restated Libbey Inc. Stock Option Plan for Key Employees and The 1999 Equity Participation Plan of Libbey Inc., and cash awards based upon performance against three-year goals under the Libbey Inc. Long-Term Incentive Compensation Plan.

     The Amended and Restated Libbey Inc. Stock Option Plan for Key Employees, approved by the stockholders in 1995, is a broad-based plan covering executive officers and other management personnel that provides for incentive and nonqualified stock options. The 1999 Equity Participation Plan of Libbey Inc., approved by the stockholders in 1999, is a broad-based plan that covers executive officers and other management personnel and that permits the Company to grant stock options to incentivize employees and to provide additional flexibility, if circumstances of the Company's business and opportunities warrant, to grant other forms of equity based compensation. Under these plans, option exercise prices are set at market value on the date of grant to focus management's attention on earnings performance sustained on a long-term basis. Exercise dates are deferred for one year from date of grant subject to acceleration in specified instances. To date only nonqualified stock options have been granted under the plans. The number of shares covered by option grants is based in large part upon the individual's potential to make a contribution to the earnings growth of the Company.

     The Libbey Inc. Long-Term Incentive Compensation Plan is administered by the Compensation Committee and is designed to pay a cash award equal to a percentage of the participant's base salary if the performance criteria established by the Compensation Committee is met over the three-year award period. The performance criteria for the 2003-2005 period is a targeted increase in return of invested capital of the Company for its consolidated operations and investments, including capital invested in the Company's joint venture. Under the plan, award periods are of three years duration on a rolling basis and the award is paid in cash although, if offered by the Compensation Committee in its discretion and elected by a participant, alternative forms of payment are permitted. No payouts were earned under the Libbey Long Term Incentive Plan with respect to 2003 because the Company did not meet the performance criteria of the plan.

HOW IS COMPENSATION FOR LIBBEY'S CHIEF EXECUTIVE OFFICER DETERMINED?

     The compensation policies described above apply as well to the compensation of the Chief Executive Officer ("CEO"). The Compensation Committee is directly responsible for determining the salary level of the CEO and for all awards and grants to the CEO under the incentive components of the compensation program. The overall compensation package for the CEO is designed to recognize that the CEO bears primary responsibility for increasing the value of stockholders' investments. Thus, a substantial portion of the CEO's compensation is incentive-based, providing greater compensation as direct and indirect financial measures of stockholder value increase.

     The Compensation Committee believes that the current and changing business and industry environment requires a high degree of leadership, innovation and prudent risk taking in order to meet and sustain corporate objectives for increasing stockholder value. The CEO's compensation is thus structured and administered to motivate and reward the successful exercise of these qualities.

     The annual base salary and target bonus level of the CEO, as with other executives, is based upon a review of similar positions within the industry and of companies of comparable size. In 2003, the incentive components of the CEO's compensation package consisted of the annual incentive award, participation in the Libbey Inc. Long-Term Incentive Compensation Plan and stock options. The factors described above for all executive officers are also used in determining the level of awards, grants and payouts under these plans for the CEO.

     The Compensation Committee believes that the CEO's compensation for 2003 was directly related to the size and the overall performance of the Company as measured by financial criteria and important qualitative factors. No annual or long-term incentive compensation, other than the grant of options, was paid to the CEO with respect to 2003.

WHAT IS THE COMPENSATION COMMITTEE'S POLICY REGARDING DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code of 1986, as amended, denies a deduction to any publicly held corporation for compensation paid to the chief executive officer and the other four most highly compensated officers, as of the end of the fiscal year, to the extent that the compensation exceeds $1 million, unless the compensation is "performance-based." It is the Committee's policy to take the necessary steps to qualify the compensation paid to executive officers for deductibility to the extent not inconsistent with Libbey's fundamental compensation policies. In furtherance of this policy, the stockholders have approved The 1999 Equity Participation Plan of Libbey Inc. to satisfy

Section 162(m)'s performance-based compensation requirements. The Committee continues to monitor developments with respect to this subject and will take further action as may be appropriate.

                                          William A. Foley, Chairman
                                          Deborah G. Miller
                                          Carol B. Moerdyk
                                          Gary L. Moreau

EXECUTIVE EMPLOYMENT AGREEMENTS:

     Libbey has entered into new employment agreements in 2004 (the "New Employment Agreements") with each of the Company's executive officers, other than Arthur H. Smith, that entitle them to receive their base salaries and to participate in designated benefit plans of the Company. Mr. Smith continues to be employed pursuant to his employment agreement in effect prior to 2004. Each employment agreement, including Mr. Smith's agreement, provides that the officer's employment is not for any specified term and may be terminated at any time. Each New Employment Agreement provides that, in the event of the relevant officer's termination other than for "cause" (as defined in the agreements), payment of base salary, annual incentive compensation and certain employee benefits will continue for three years in Mr. Meier's case and two years in the case of the other executive officers who are parties to the New Employment Agreements. In addition, the New Employment Agreements provide for the acceleration of exercisability of stock options upon the relevant officer's termination other than for "cause." The employment agreement pursuant to which Mr. Smith is employed provides that, in the event of his termination other than for "cause" (as defined in his employment agreement), he will continue to be paid his base salary for one year. The employment agreements also provide that the officer's base salary may be adjusted periodically and that benefit plans in which the officer is entitled to participate may be adjusted or terminated by the Company at any time, but that no vested or accrued benefit may be adversely affected.

CHANGE IN CONTROL AGREEMENTS

     To induce and help assure continuity of management and operations, the Company has entered into agreements (the "Agreements") with certain executives including the named executive officers, which provide for certain severance benefits if an executive's employment is terminated following a Change in Control (as defined in the Agreements).

     Under the Agreements with the named executive officers, benefits are paid if, after a Change in Control, the Company terminates a named executive officer other than for Cause (as defined in the Agreements) or disability or if the named executive officer terminates employment for "Good Reason" (as specified in the Agreements) or for any reason within a period of thirty days following the first anniversary of a Change in Control. These severance benefits include: (a) the executive's salary through the termination date; (b) severance pay equal to three times the named executive's annual base salary and three times the greater of the target annual bonus or the annual bonus for the prior year; (c) acceleration of the exercisability of stock options; (d) medical and health benefits for three years following termination, reduced to the extent comparable benefits are received from another employer; (e) outplacement and financial planning services; and (f) full vesting in, and additional three year accrual of benefits under, the Company's qualified and non-qualified retirement plans and any additional amount necessary to provide a minimum lump sum benefit of $250,000 under these plans. The Agreements provide that the benefits are net of any applicable federal excise tax and that the Company will pay legal fees and expenses incurred by the named executive to enforce his or her rights under the Agreements.

EXECUTIVE SUMMARY COMPENSATION TABLE

     The following table shows the annual and long-term compensation paid by the Company for the last three completed fiscal years to the Company's Chief Executive Officer ("CEO") and the four most highly compensated executive officers other than the CEO in 2003 (collectively, including the CEO, the "named executive officers").

                                          ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                ---------------------------------------   ---------------------------------
                                                                                  AWARDS            PAYOUTS
                                                                OTHER     -----------------------   -------
                                                               ANNUAL     RESTRICTED     SHARES               ALL OTHER
                                                               COMPEN-      STOCK      UNDERLYING    LTIP      COMPEN-
NAME AND PRINCIPAL POSITION     YEAR   SALARY(1)   BONUS(2)   SATION(3)     AWARDS      OPTIONS     PAYOUTS   SATION(4)
---------------------------     ----   ---------   --------   ---------   ----------   ----------   -------   ---------
John F. Meier                   2003   $530,417    $      0    $  565         0          17,500        0       $15,912
  Chairman of the Board         2002   $500,000    $123,300    $  288         0          35,000        0       $15,000
  and Chief Executive           2001   $485,000    $      0    $8,641         0          35,000        0       $14,550
  Officer
Richard I. Reynolds             2003   $376,938    $      0    $  790         0          13,500        0       $11,306
  Executive Vice                2002   $360,688    $ 74,121    $  348         0          27,000        0       $10,821
  President and                 2001   $339,267    $      0    $  223         0          27,000        0       $10,178
  Chief Operating Officer
Kenneth G. Wilkes               2003   $276,069    $      0    $2,024         0          11,000        0       $ 7,934
  Vice President and            2002   $242,091    $ 39,800    $  834         0          17,000        0       $ 7,263
  General Manager               2001   $230,015    $ 33,202    $  917         0          17,000        0       $ 6,900
  - International Operations
Arthur H. Smith                 2003   $228,637    $      0    $    0         0          12,000        0       $ 6,859
  Vice President                2002   $216,774    $ 31,183    $   55         0          18,000        0       $ 6,503
  General Counsel and           2001   $205,975    $ 26,232    $   23         0          18,000        0       $ 6,179
  Secretary
Daniel P. Ibele                 2003   $221,951    $      0    $1,392         0           9,500        0       $ 6,658
  Vice President,               2002   $210,824    $ 34,009    $  672         0          13,500        0       $ 6,325
  General Sales Manager         2001   $188,664    $ 24,111    $  754         0          13,500        0       $ 5,660

---------------

(1) Includes amounts deferred at the election of the named executive officer pursuant to the salary reduction provisions of benefit plans.

(2) The amounts disclosed in this column represent awards under the Libbey Inc. Senior Management Incentive Plan (the "Senior Management Incentive Plan").

(3) The amounts disclosed in this column represent amounts reimbursed for the payment of taxes payable with respect to perquisites. In each year, the aggregate incremental cost of perquisites and other personal benefits for any executive officer did not exceed the lesser of $50,000 or 10% of base salary plus bonus.

(4) The amounts disclosed in this column represent matching cash contributions to the Libbey Inc. Retirement Savings Plan, a defined contribution plan, and the Libbey Inc. Executive Savings Plan, a non-qualified plan designed to provide similar benefits to the extent such benefits cannot, under limitations of the Internal Revenue Code, be provided by the Libbey Inc. Retirement Savings Plan.

OPTION GRANTS DURING FISCAL 2003

     The following table sets forth information on stock option grants to the named executive officers during 2003 pursuant to The 1999 Equity Participation Plan of Libbey Inc. The Company has not granted stock appreciation rights to any of the named executive officers.

                                                                                         GRANT DATE
                                           INDIVIDUAL GRANTS                               VALUE
                                 -------------------------------------                ----------------
                                  NUMBER OF     % OF TOTAL
                                   SHARES        OPTIONS
                                 UNDERLYING     GRANTED TO
                                   OPTIONS     EMPLOYEES IN   EXERCISE   EXPIRATION      GRANT DATE
NAME                             GRANTED (#)   FISCAL YEAR     PRICE        DATE      PRESENT VALUE(1)
----                             -----------   ------------   --------   ----------   ----------------
John F. Meier..................    17,500         10.09        $28.53     12/16/13        $177,746
Richard I. Reynolds............    13,500          7.78        $28.53     12/16/13        $137,119
Kenneth G. Wilkes..............    11,000          6.34        $28.53     12/16/13        $111,726
Arthur H. Smith................    12,000          6.92        $28.53     12/16/13        $121,883
Daniel P. Ibele................     9,500          5.47        $28.53     12/16/13        $ 96,491

---------------

(1) Options are granted at the fair market value at the date of the grant and become exercisable to the extent of 40% of the grant on the first anniversary of the grant and thereafter an additional 20% of the grant becomes exercisable on each of the second, third and fourth anniversaries of the grant.

     Present value is calculated using the Black-Scholes option pricing model. Assumptions used in calculating the reported values include (a) an expected volatility based on the monthly change for the period June 18, 1993 through the date of the grant (December 15, 2003 in the case of all named executive officers), (b) a weighted average risk-free rate of return of 4.72%, (c) dividend yield of 1.25% and (d) a time of exercise of 7 years. No adjustments were made for non-transferability or forfeiture.

OPTION EXERCISES AND VALUES FOR FISCAL 2003

     The following table sets forth information concerning the exercise of stock options by the named executive officers in 2003 and the aggregate dollar value of unexercised options held at the end of 2003 by the named executive officers. The value is based upon a share price of $28.48, the closing price on the New York Stock Exchange on December 31, 2003.

                                                         UNDERLYING OPTIONS            IN-THE-MONEY OPTIONS
                       SHARES ACQUIRED    VALUE              AT FY-END                      AT FY-END
NAME                     ON EXERCISE     REALIZED    EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                   ---------------   --------   ----------------------------   ----------------------------
John F. Meier........      96,878        $861,789     171,500         58,500         $287,650        $95,550
Richard I.
  Reynolds...........      84,713        $772,662     122,600         44,900         $199,960        $73,710
Kenneth G. Wilkes....      46,455        $492,329      67,200         30,300         $109,892        $46,410
Arthur H. Smith......      84,474        $777,716      71,000         32,500         $111,712        $49,140
Daniel P. Ibele......       2,100        $ 23,436      39,100         24,600         $ 54,268        $36,855

RETIREMENT PLANS

     The Company maintains a qualified retirement plan, the Libbey Inc. Salaried Cash Balance Pension Plan ("Salary Plan"), for its salaried employees, including executive officers, and a Supplemental Retirement Benefit Plan ("SERP"), which is a non-qualified plan designed to provide substantially identical retirement benefits to the extent that such benefits cannot, under the limitations of the Internal Revenue Code, be provided by the Salary Plan. The retirement plans were amended effective January 1, 1998 so that benefits will no longer be determined by the highest consecutive three-year annual earnings but will be determined by annual Company contribution credits equal to a percentage of annual earnings plus interest. Employees with 10 years of service with Libbey and who are age 55, or who are age 45 and have a combined age and years of service equal to 65, as of December 1997, will receive, commencing upon retirement, the greater of their cash balance account or a special minimum benefit ("Special Minimum Benefit") computed pursuant to the formula in effect prior to the amendment, for service prior to December 31, 2007.

     The following table illustrates the estimated annual retirement benefits which would be provided by the Special Minimum Benefit under the Salary Plan and the SERP in various average earnings classifications upon normal retirement at age 65 for those named executive officers for whom the Special Minimum Benefit is anticipated to apply, namely Messrs. Meier, Reynolds and Smith:

  HIGHEST
CONSECUTIVE
THREE-YEAR                         YEARS OF CREDITED SERVICE
  AVERAGE     -------------------------------------------------------------------
 EARNINGS       15        20        25        30        35        40        45
-----------   -------   -------   -------   -------   -------   -------   -------
$  100,000     18,499    24,666    30,832    36,999    43,165    45,865    48,165
$  125,000     23,704    31,606    39,507    47,409    55,310    58,435    61,560
$  150,000     28,909    38,546    48,182    57,819    67,455    71,205    74,955
$  175,000     34,114    45,486    56,857    68,229    79,600    83,975    88,350
$  200,000     39,319    52,426    65,532    78,639    91,745    96,745   101,745
$  225,000     44,524    59,366    74,207    89,049   103,890   109,515   115,140
$  250,000     49,729    66,306    82,882    99,459   116,035   122,285   128,535
$  300,000     60,139    80,186   100,232   120,279   140,325   147,825   155,325
$  400,000     80,959   107,946   134,932   161,919   188,905   198,905   208,905
$  450,000     91,369   121,826   152,282   182,739   213,195   224,445   235,695
$  500,000    101,779   135,706   169,632   203,559   237,485   249,985   262,485
$  600,000    122,599   163,466   204,332   245,199   286,065   301,065   316,065
$  700,000    143,419   191,226   239,032   286,839   334,645   352,145   369,645
$  800,000    154,239   218,986   273,732   328,479   383,225   403,225   423,225
$  900,000    185,059   246,746   308,432   370,119   431,805   454,305   476,805
$1,000,000    205,879   274,506   343,132   411,759   480,385   505,385   530,385
$1,200,000    247,519   330,026   412,532   495,039   577,545   607,545   637,545

     At December 31, 2003, Messrs. Meier, Reynolds, Wilkes, Smith and Ibele had total Credited Service under the Salary Plan and the SERP, respectively, of 33 years, 33 years, 10 years, 35 years and 20 years.

     The above pension table sets forth benefits calculated on a straight-life annuity basis and reflects the greater of the regular benefit, the Special Minimum Benefit or the "grandfathered" benefit available under the formula in effect prior to January 1, 1989. The regular benefit and the Special Minimum Benefit do not contain an offset for social security or other amounts, whereas the "grandfathered" benefit does provide for a partial offset for social security benefits.

     Annual covered earnings include base salary and amounts earned under the Senior Management Incentive Plan and the covered compensation under the Special Minimum Benefit of the retirement plan is the highest consecutive three year average of such amounts. The retirement benefit may be adjusted if the employee has more or less than 35 years of credited service or retires prior to age 65. The Salary Plan and the SERP provide for additional benefit accruals beyond age 65 and for annual annuity benefits as well as an optional lump sum form of benefit. The lump sum option is designed to be equivalent in value to that of the lifetime annual annuity benefit.

     Under the amended retirement plans effective January 1, 1998, each participant in the plans on December 31, 1997 is credited with an opening cash balance equal to the single sum amount of the participant's accrued benefit as of December 31, 1997 based upon retirement at age 65 and actuarial assumptions as to rate of interest and mortality. For each plan year beginning January 1, 1998, the Company will make an annual contribution credit to the participant's cash balance account in accordance with the following table and the cash balance account will be credited with interest annually at the 30-year Treasury Securities rate in effect in October of the preceding plan year with a minimum of 5 percent and a maximum of 10 percent. Normal retirement age is 65 under the amended retirement plans. Company contributions and interest are credited with respect to service beyond the age of 65. The estimated annual benefit payable to Messrs. Wilkes and Ibele commencing upon retirement is $214,402 for Mr. Wilkes and $264,380 for Mr. Ibele based upon assumptions that salary increases will be 3 percent annually, that the target incentives under the Senior Management Incentive Plan will be earned annually and that the applicable rate of interest will be 7 percent annually after 2001.

                  SUM OF AGE                     CONTRIBUTION PERCENTAGE OF   CONTRIBUTION PERCENTAGE OF
                 AND YEARS OF                        COMPENSATION UNDER        COMPENSATION AT OR ABOVE
                BENEFIT SERVICE                  SOCIAL SECURITY WAGE BASE    SOCIAL SECURITY WAGE BASE
                ---------------                  --------------------------   --------------------------
0 but less than 30.............................             1.5%                          3.0%
30 but less than 34............................             1.7                           3.4
34 but less than 38............................             1.9                           3.8
38 but less than 42............................             2.1                           4.2
42 but less than 46............................             2.3                           4.6
46 but less than 50............................             2.7                           5.4
50 but less than 60............................             3.2                           6.4
60 but less than 70............................             4.0                           8.0
70 but less than 80............................             5.5                          11.0
80 but less than 90............................             7.0                          12.7
90 and over....................................             9.0                          14.7

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     William A. Foley, Carol B. Moerdyk and Gary L. Moreau served on Libbey's Compensation Committee during 2003, and Deborah G. Miller joined the Compensation Committee effective February 3, 2004. None of the Compensation Committee members has been an officer or employee of the Company or its subsidiaries.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

     The graph below compares the total stockholder return on Libbey common stock to the cumulative total return for: the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600"), a broad market index; the Standard & Poor's SmallCap Housewares & Specialties Index, a capitalization-weighted index that measures the performance of the housewares sector of the Standard & Poor's SmallCap Index ("Housewares-Small"); and the Company's peer group. The indices reflect the year-end market value of an investment in the stock of each company in the index, including additional shares assumed to have been acquired with cash dividends, if any.

     Companies in the peer group used by the Company were chosen based upon their lines of business or product end uses being comparable to those of the Company. The peer group is limited to those companies for whom market quotations are available and consists of Lancaster Colony Corp., Newell Rubbermaid Inc. and Oneida Ltd.

     The graph assumes a $100 investment in Libbey stock on January 1, 1999 and also assumes investments of $100 in each of the S&P SmallCap 600, and the Housewares-Small indices and the peer group, respectively, on January 1, 1999. The value of these investments on December 31 of each year from 1999 through 2003 is shown in the table below the graph.

                            TOTAL SHAREHOLDER RETURN

                              (PERFORMANCE GRAPH)

                                INDEXED RETURNS

                                                  Base
                                                 Period                  Years Ending
                                                 ------   ------------------------------------------
                                                  Dec      Dec      Dec      Dec      Dec      Dec
Company Name/Index                                 98       99       00       01       02       03
------------------                               ------   ------   ------   ------   ------   ------
LIBBEY INC.....................................   100     100.38   107.13   116.20    93.44   103.97
S&P SMALLCAP 600 INDEX.........................   100     112.40   125.67   133.88   114.30   158.63
S&P 600 HOUSEWARES & SPECIALTIES...............   100      88.41    73.36    86.45    90.42   100.66
PEER GROUP.....................................   100      79.54    65.43    80.94    90.74    75.36

                           CERTAIN LEGAL PROCEEDINGS

     Libbey is not a party to any litigation, the outcome of which, if decided adversely to Libbey, reasonably could be expected to have a material adverse effect on Libbey.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Each year the stockholders are asked to elect the members of a class for a term of three years. Currently, the term of office for members of Class II of the Board of Directors will expire on the date of the Annual Meeting in 2004. The members of Class II are Carlos V. Duno, Peter C. McC. Howell and Richard I. Reynolds. The Board of Directors has fixed the number of directors to be elected at the 2004 Annual Meeting at three and has nominated Carlos V. Duno, Peter C. McC. Howell and Richard I. Reynolds for election to Class II. Those persons who are elected directors at the 2004 Annual Meeting will hold office until their terms expire on the date of the 2007 Annual Meeting or until the election and qualification of their successors. The terms of office of the members of Class I and Class III of the Board of Directors will expire, respectively, on the date of the Annual Meeting in 2006 and 2005. Information regarding Messrs. Duno, Howell and Reynolds is set forth above under the heading "Governance of the Company -- Who are the current members of the Board?"

     So far as the Board has been advised, only the three persons named above as nominees will be nominated for election as directors at the Annual Meeting. Shares represented by proxies in the accompanying form will be voted for the election of these three nominees unless authority to vote for any or all of these nominees is withheld. The nominees have consented to being named herein and to serve if elected. If any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors or the number of directors may be reduced accordingly. The Board, however, expects each of the nominees to be available. As long as a quorum is present, directors shall be elected by a majority of the votes of the shares present in person or represented by proxy at the meeting. A stockholder entitled to vote for the election of directors may withhold authority to vote for any or all of the nominees.

               PROPOSAL 2 -- ADOPTION OF THE AMENDED AND RESTATED
                 1999 EQUITY PARTICIPATION PLAN OF LIBBEY INC.

GENERAL

     The shareholders approved the adoption of The 1999 Equity Participation Plan of Libbey Inc. (the "1999 Plan") in order to provide stock-based incentive compensation to certain employees. At this time only a limited number of shares remain available for grant of options, restricted stock, stock appreciation rights ("SARs") and other awards ("Awards") to employees under the 1999 Plan. Accordingly, on March 29, 2004, the Board adopted The Amended and Restated 1999 Equity Participation Plan (the "Restated Plan"). The principal purposes of the Restated Plan are to provide incentives for key employees of the Company and its subsidiaries through granting of options, restricted stock, SARs and other Awards, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

     Under the Restated Plan, not more than an additional 1,000,000 shares of Common Stock, for a total of 2,000,000 shares of Common Stock, are authorized for issuance upon exercise of options, SARs and other Awards, or upon vesting of other Awards, of which no more than an additional 250,000 shares may be issued as restricted stock, performance awards or deferred stock or any combination thereof. Furthermore, the maximum number of shares that may be subject to options, SARs or other Awards granted under the Restated Plan to any individual in any fiscal year cannot exceed 75,000 (subject to adjustment as provided in the Restated Plan).

     The following table shows, as of December 31, 2003, information regarding Libbey's existing equity compensation plans:

                            NUMBER OF SECURITIES TO
                            BE ISSUED UPON EXERCISE      WEIGHTED-AVERAGE EXERCISE      NUMBER OF SECURITIES
                            OF OUTSTANDING OPTIONS,    PRICE OF OUTSTANDING OPTIONS,   REMAINING AVAILABLE FOR
                              WARRANTS AND RIGHTS           WARRANTS AND RIGHTS           FUTURE ISSUANCE*
                           -------------------------   -----------------------------   -----------------------
PLAN CATEGORY                         (A)                           (B)                          (C)
-------------              -------------------------   -----------------------------   -----------------------
Equity compensation plans
  approved by security
  holders................          1,410,176                      $29.60                       424,429
Equity compensation plans
  not approved by
  security holders.......                  0                           0                             0
Total....................          1,410,176                      $29.60                       424,429

---------------

* This total includes 395,565 securities available for future issuance under the Libbey Inc. 2002 Stock Purchase Plan (ESPP) as of December 31, 2003. The number of securities available for issue under this plan will increase each year by up to 100,000 common shares, commencing January 1, 2004 and ending January 1, 2012, to an aggregate maximum of 1,350,000 common shares subject to issuance under the plan. As of December 31, 2003, there were no options, warrants or rights outstanding to purchase securities under this plan.

     The Common Stock available under the Restated Plan upon exercise of options, SARs and other Awards may be either previously authorized but unissued shares or treasury shares. The Committee (as defined below) will make appropriate adjustments in the number and kind of securities subject to the Restated Plan and to outstanding Awards under it to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; the sale, transfer, exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company; or any other similar corporate transaction or event (an "extraordinary corporate event").

     If any portion of an option, SAR or other Award expires or is canceled without having been fully exercised, or is exercised for cash (as permitted under the Restated Plan), the shares that were subject to the unexercised portion of such option, SAR or other Award will continue to be available for issuance under the Restated Plan.

     The principal features of the Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Restated Plan itself. Copies of the Restated Plan can be obtained by making written request of the Company's Secretary. The Plan is set forth in its entirety in Appendix B.

ADMINISTRATION

     The Compensation Committee of the Board or a subcommittee thereof (the "Committee") will administer the Restated Plan. The Committee will consist solely of at least two members of the Board, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act ("Rule 16b-3") and, with respect to options, SARs and other Awards that are intended to constitute performance-based compensation under Section 162(m) of the Code, an "outside director" for purposes of Section 162(m) of the Code. Subject to the terms and conditions of the Restated Plan, the Committee has the authority to select the employees to whom Awards are to be made, to determine the number of shares to be subject to the Awards and the terms and conditions of the Awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Restated Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Restated Plan.

PAYMENT FOR SHARES

     The exercise or purchase price for all options, SARs and other Awards that provide a right to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock owned by the recipient (or issuable upon exercise of the option) valued at its fair market value on the date of exercise or through delivery of other property that constitutes good and valuable consideration, through delivery of a recourse promissory note bearing interest payable to the Company (unless prohibited by law), or through delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the option, and that the broker has been directed to pay the net proceeds of the sale to the Company in satisfaction of the exercise price, or by a combination of the foregoing.

AMENDMENT AND TERMINATION

     Amendments of the Restated Plan to increase the number of shares as to which options, SARs or other Awards may be made or to modify the maximum number of shares which may be subject to options, SARs or other Awards granted under the Restated Plan to any individual in any fiscal year (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions), require the approval of the Company's stockholders. In all other respects, the Restated Plan can be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule (including the rules of the New York Stock Exchange). Amendments of the Restated Plan will not, without the consent of the participant, alter or impair any rights or obligations under any option, SAR or other Award previously awarded, unless the agreement governing such option, SAR or other Award itself otherwise expressly so provides. No termination date is specified for the Restated Plan.

ELIGIBILITY

     Options, SARs and other Awards under the Restated Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees.

     All officers and other key employees are eligible to participate in the Restated Plan. More than one option, SAR or other Award may be granted to an employee, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an ISO (as defined herein) is first exercisable by an optionee (i.e., "vests") during any calendar year cannot exceed $100,000.

AWARDS UNDER THE RESTATED PLAN

     The Restated Plan provides that the Committee may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award. Nonqualified Stock Options ("NQSOs") will provide for the right to purchase Common Stock at a specified price that may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date.

     NQSOs may be granted for any term specified by the Committee.

     Incentive Stock Options ("ISOs") will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may be granted only to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant, but subsequently may be modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Restated Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

     Restricted Stock may be sold to participants at various prices including for no price and made subject to such restrictions as the Committee may determine. The Company typically may repurchase restricted stock at the original purchase price, or the shares are forfeited if no purchase price was paid, if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time the restrictions lapse. The Restated Plan provides that, unless the Committee specifically provides otherwise at the time the restricted stock is awarded, any restrictions that lapse based solely on continued service will not lapse prior to three years from the date of the award, and restrictions that lapse based on satisfaction of performance criteria will not lapse prior to one year from the date of award.

     Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock Award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

     Stock Appreciation Rights may be granted in connection with stock options or other Awards, or separately. SARs granted by the Committee in connection with stock options or other Awards will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option or other Awards. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Restated Plan on the exercise of SARs or the amount of gain realizable from the exercise of SARs, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of both.

     Dividend Equivalents represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other Awards held by the participant.

     Performance Awards may be granted by the Committee to participants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Common Stock or in a combination of both. Performance Awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance Awards also may include bonuses that are granted by the Committee and that may be payable in cash or in Common Stock or in a combination of both.

     Stock Payments may be authorized by the Committee in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that otherwise would be payable in cash to the participant. The Committee may designate key employees as "Section 162(m) Participants," the compensation of which for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards and stock payments that vest or become exercisable upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) net income; (ii) pre-tax income; (iii) operating income;
(iv) cash flow; (v) earnings per share; (vi) earnings before interest, taxes, depreciation and amortization; (vii) return on equity; (viii) return on invested capital or assets; (ix) cost reductions or savings; (x) the market price of a share of the Company's Common Stock; (xi) funds from operations; and (xii) economic value added.

RESTATED PLAN BENEFITS

     Awards to Libbey's employees are subject to the discretion of the Committee. Therefore, it is not possible to determine the benefits, amounts and values to be received by the named executive officers, individually and as a group, or by other employees of the Company under the Restated Plan in the future. See "Executive Summary Compensation Table" and "Option Grants during Fiscal 2003" above for information with respect to prior awards to executive officers.

MISCELLANEOUS PROVISIONS

     The Committee has discretion under the Restated Plan to provide that options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified extraordinary corporate events. In that event, the Committee also may give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such events, even though the options or other Awards have not yet become fully exercisable, and the Committee also may provide that all restrictions imposed on some or all shares of restricted stock and/or deferred stock shall lapse, and some or all shares of restricted stock may cease to be subject to the Company's right to repurchase after the extraordinary corporate event.

     The dates on which options or other Awards under the Restated Plan first become exercisable and on which they expire will be set forth in individual Award agreements setting forth the terms of the Awards. These Agreements generally will provide that options and other Awards expire upon termination of the participant's employment, although the Committee may provide that such options or other Awards continue to be exercisable following a termination, or following a Change in Control (as defined in the Restated Plan) of the Company, or because of the grantee's retirement, death, disability or otherwise. Similarly, restricted stock granted under the Restated Plan that has not vested generally will be subject to repurchase by the Company in the event of the grantee's termination of employment, although the Committee may make exceptions, based on the reason for termination or on other factors. In the event of a Change in Control of the Company, outstanding options automatically vest.

     Upon an extraordinary corporate event, the Committee may determine the conditions upon which outstanding options vest.

     Generally, no option, SAR or other Award granted under the Restated Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. Awards may be transferred by gift to or for the benefit of an immediate family member of a holder, with the consent of the Committee. Other than Awards that have been so transferred, during the lifetime of the holder of any option or right only the holder may exercise the option or right.

     As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the Restated Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant also may be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Committee to disapprove such use.

SECURITIES LAWS

     The Restated Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations and rules promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, including without limitation Rule 16b-3. The Restated Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to these laws, rules and regulations. To the extent permitted by applicable law, the Restated Plan and options and other Awards granted under the Restated Plan will be deemed amended to the extent necessary to conform to these laws, rules and regulations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The tax consequences of the Restated Plan under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the Restated Plan and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of Section 162(m) of the Code ("Section 162(m)"), as discussed in further detail below. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

     Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the Restated Plan. The optionee will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gain or loss.

     Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in the disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

     Stock Appreciation Rights. Generally, no taxable income is recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The

Company generally will be entitled to a compensation deduction for the same amount that the recipient recognizes as ordinary income.

     Restricted Stock and Deferred Stock. A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon the issuance, and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date the restrictions lapse over the purchase price for the shares. Similarly, when deferred stock vests and is issued to a participant, the participant generally will recognize ordinary income, and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) of the Code with respect to qualifying restricted stock, the participant generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price for the shares, and the Company will be entitled to a deduction for the same amount. The Code does not permit a
Section 83(b) election to be made with respect to deferred stock.

     Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

     Stock Payments. A participant who receives a stock payment in lieu of a cash payment that otherwise would have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

     Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

     Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the Restated Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the preestablished objective performance goals described above.

     The Company has attempted to structure the Restated Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted under the Restated Plan such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from adopting a contrary position.

REASONS FOR APPROVAL OF THE RESTATED PLAN

     The 1999 Plan currently provides that 1,000,000 shares of Common Stock are authorized for issuance upon exercise of options, SARs and other Awards, or upon vesting of other Awards. As of March 17, 2004, approximately 31,384 shares remained available for future awards under the 1999 Plan. Also on that date, options and other Awards held by approximately 100 officers and key employees and covering approximately 964,916 shares were outstanding under the 1999 Plan, of which 537,141 were exercisable. The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's key employees, thereby continuing to align the interests of such employees with those of the stockholders, and that awards under the Restated Plan are an effective means of providing such compensation.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Shareholder approval of the Restated Plan is required: (1) by the terms of the 1999 Plan, (2) under the New York Stock Exchange corporate governance standards, (3) in order to preserve full deductibility of performance-based awards under the Restated Plan as performance-based compensation under Section 162(m) of the Code and (4) in order to be able to continue granting ISOs under the Restated Plan. Therefore, Libbey is requesting that stockholders approve the Restated Plan, which (1) increases the number of shares available for grant thereunder by 1,000,000 shares, so that a total of 2,000,000 shares may be issued under the Restated Plan, with no more than 250,000 being issued as restricted stock, performance awards or deferred stock, and (2) extending the term pursuant to which we may make ISOs under the plan for another ten years. We also are asking for approval of the Performance Criteria under the plan in order to preserve the full deductibility of performance-based awards under the Restated Plan as performance-based compensation under Section 162(m) of the Code.

     The affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote is required to approve the Restated Plan.

     Abstentions from voting on the Restated Plan will have the effect of a vote against the proposal. Broker non-votes will not be considered present for purposes of calculating a majority and, therefore, will have no effect on the outcome of the vote. Pursuant to New York Stock Exchange Rules, a broker may not vote on the adoption of or a material amendment to an equity compensation plan without instruction from the beneficial owner of the shares held by the broker.

     Your Board of Directors recommends a vote FOR approval of the Restated
Plan.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, neither the Board nor management knows of any other business that will be presented for consideration at the Annual Meeting. However, if other proper matters are presented at the meeting, it is the intention of the proxy committee to take such action as shall be in accordance with their judgment on such matters. All other matters to be voted upon by stockholders will require a majority vote of common stock represented in person or by proxy.

                              GENERAL INFORMATION

AVAILABILITY OF LIST OF STOCKHOLDERS:

     A complete list of stockholders entitled to vote at the Annual Meeting will be maintained at the Company's principal executive offices at 300 Madison Avenue, Toledo, Ohio for a period of at least ten days prior to the Annual Meeting.

SOLICITATION COSTS:

     The Company has retained Georgeson Shareholder to solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations. The Company has agreed to pay a fee of $6,500, plus expenses for out-of-pocket costs for Georgeson's services. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone or telegram. Arrangements have been made with Corporate Investor Communications, Inc. to perform a broker-nominee search. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of common stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith. The Company will pay the cost of preparing and mailing this proxy statement and other costs of the proxy solicitation made by the Company's Board of Directors.

REPORTS TO STOCKHOLDERS:

     The Company has mailed this Proxy Statement and a copy of its 2003 Annual Report to each stockholder entitled to vote at the Annual Meeting. Included in the 2003 Annual Report are the Company's consolidated financial statements for the year ended December 31, 2003.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY SENDING A WRITTEN REQUEST TO LIBBEY INC., ATTENTION: INVESTOR RELATIONS, KENNETH
A. BOERGER, VICE PRESIDENT AND TREASURER, 300 MADISON AVENUE, P.O. BOX 10060, TOLEDO, OHIO 43699-0060.

                                          By Order of the Board of Directors,

                                          ARTHUR H. SMITH, Secretary

Toledo, Ohio
March 30, 2004

                                   APPENDIX A

                      LIBBEY INC. AUDIT COMMITTEE CHARTER

ORGANIZATION

     This charter governs the operations of the audit committee. The board of directors shall appoint an audit committee (the "Committee") of at least three members, each of whom shall be independent, and shall designate one member as chairperson. For purposes of the Committee, members shall be considered independent as long as they satisfy all of the independence requirements for board members as set forth in the New York Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

     Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of time, and at least one member shall be an "audit committee financial expert," as defined by the rules of the Securities Exchange Commission. In addition, at least one member of the Committee must have accounting or related financial management expertise, as the board of directors interprets such qualification in its business judgment.

     Members shall not serve on the audit committees of more than three public companies simultaneously.

PURPOSE

     The purpose of the Committee shall be to provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders and the investment community relating to the integrity of the Company's financial statements and the financial reporting process, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the Company's internal audit function and independent auditors and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the Committee to provide for free and open communication between the Committee, independent auditors, internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered by the Company's board of directors to investigate any matter brought to its attention. Such investigation will include but not be limited to full access to all books, records, facilities and personnel of the Company and the authority to retain outside counsel or other experts for this purpose.

     The Committee shall prepare the audit committee report that the proxy rules of the Securities Exchange Commission require to be included in the Company's annual proxy statement.

     The Committee shall perform an annual evaluation of the performance and effectiveness of the Committee.

DUTIES AND RESPONSIBILITIES

     The Committee has the responsibilities and powers set forth in this charter. The fundamental responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of its activities to the board on a regular basis. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, and the independent auditors are responsible for auditing those financial statements, for reviewing the appropriateness of the accounting principles and reporting policies that are used by the Company, for reviewing internal control over financial reporting and for reviewing the Company's unaudited interim financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

     The following shall be the principal duties and responsibilities of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide, with the understanding that the Committee may supplement them as appropriate.

     - The Committee shall be directly responsible for the appointment, compensation and retention of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditors must report directly to the Committee.

     - At least annually, the Committee shall obtain and review a report by the independent auditors describing:

      (1) the firm's internal quality control procedures;

      (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

      (3) all relationships between the independent auditors and the Company (to assess the auditors' independence).

     - After reviewing the foregoing report and the independent auditors' work throughout the year, the Committee shall evaluate the auditors' qualifications, performance and independence. Such evaluation shall include the review and evaluation of the lead partner of the independent auditors and take into account the opinions of management and the internal auditors.

     - The Committee shall determine that the independent audit firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

     - The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

     - The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

     - The Committee shall regularly review with the independent auditors any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information, any significant differences with management and management's response. The Committee shall review any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm's national office with respect to significant auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company.

     - The Committee shall review and discuss the quarterly financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     - The Committee shall review and discuss the annual audited financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Committee's review of the financial statements shall include:

      (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and major issues as to the adequacy of the company's internal controls and any specific remedial actions adopted in light of material control deficiencies;

      (2) discussions with management and the independent auditors regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments;

      (3) consideration of the effect of regulatory accounting initiatives, as well as off-balance sheet structures on the financial statements;

      (4) consideration of the judgment of both management and the independent auditors about the quality, not just the acceptability, of accounting principles; and

      (5) the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under professional standards.

     - The Committee shall receive and review a report from the independent auditors, prior to the filing of the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor; and other material written communications between the independent auditors and management.

     - The Committee shall discuss with management generally the types of information to be discussed and the presentation to be made in earnings press releases, presentations to rating agencies and guidance provided to analysts.

     - The Committee shall review management's assessment of the effectiveness of internal control over financial reporting as of the end of the most recent fiscal year and the independent auditors' report on management's assessment.

     - The Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of internal control over financial reporting, including any significant deficiencies or material weaknesses identified by management of the Company in connection with its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act. In addition, the Committee shall discuss with management, the internal auditors and the independent auditors any significant changes in internal control over financial reporting that are disclosed, or considered for disclosure, in the Company's periodic filings with the SEC. Periodically, the Committee shall meet separately with management, the internal auditors and the independent auditors.

     - The Committee shall review the Company's compliance systems with respect to legal and regulatory requirements and review the Company's code of conduct and programs to monitor compliance with such programs. The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     - The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     - The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     - The Committee shall review with the full board any issues that arise with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, the performance and independence of the company's independent auditors and the performance of the internal audit function.

     - The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

     - The Committee shall determine the appropriate funding needed by the Committee for payment of:

      (1) compensation to the independent audit firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

      (2) compensation to any advisers employed by the Committee; and

      (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     - The Committee shall perform such other duties as are assigned to it by the board.

     - The Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.

                                   APPENDIX B

                            THE AMENDED AND RESTATED
                         1999 EQUITY PARTICIPATION PLAN
                                 OF LIBBEY INC.

     Libbey Inc., a Delaware corporation, has adopted The Amended and Restated 1999 Equity Participation Plan of Libbey Inc. (the "Plan"), effective May 6, 2004, for the benefit of its eligible employees, as an amendment, restatement and continuation of The 1999 Equity Participation Plan of Libbey Inc.

     The purposes of the Plan are as follows:

          (1) To provide an additional incentive for key Employees (as defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of key Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

     1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2. "Administrator" shall mean the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

     1.3. "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalent award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

     1.4. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.5. "Award Limit" shall mean Seventy Five Thousand (75,000) shares of Common Stock, as adjusted pursuant to Section 11.3 of the Plan.

     1.6.  "Board" shall mean the Board of Directors of the Company.

     1.7.  Change in Control.

     (a) Any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities. For purposes of this Agreement, (A) the term "Person" is used as such term is used in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that the term shall not include the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and any corporation owned, directly or indirectly, by the shareholders of the Company, in substantially the same proportions as their ownership of stock of the Company, and (B) the term "Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act; and provided, further, that this subsection (a) shall not apply to any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities as of the effective date of this Plan so long as such Person does not beneficially own, or increase such beneficial ownership to, twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

     (b) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 2(a), (c) or (d)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

     (c) the consummation of a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

     (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

     (e) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding securities (a "10% Owner") and (A) the identity of the Chief Executive Officer of the Company is changed during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial ownership and ending two (2) years thereafter, or
(B) individuals constituting at least one-third (1/3) of the members of the Board at the beginning of such period shall cease for any reason to serve on the Board during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial ownership and ending two (2) years thereafter; provided, however, that this subsection (e) shall not apply to any Person who is a 10% Owner as of the effective date of this Plan so long as such Person does not increase such beneficial ownership by five percent (5%) or more over the percentage so owned by such Person as of the effective date of the Plan.

     1.8  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.9 "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

     1.10. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

     1.11.  "Company" shall mean Libbey Inc., a Delaware corporation.

     1.12. "Deferred Stock" shall mean Common Stock awarded under Article VIII of the Plan.

     1.13. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under
Article VIII of the Plan.

     1.14. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.15. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.16. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.17. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

     1.18. "Holder" shall mean a person who has been granted or awarded an Award.

     1.19. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     1.20. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

     1.21. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option.

     1.22. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

     1.23. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit:
(a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (l) performance against operating budget goals, and (m) economic value added.

     1.24. "Plan" shall mean The Amended and Restated 1999 Equity Participation Plan of Libbey Inc.

     1.25. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

     1.26. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.27. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.28.  "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.29. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

     1.30. "Stock Payment" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VIII of the Plan.

     1.31. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.32. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

     1.33. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1.  Shares Subject to Plan.

     (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed Two Million (2,000,000), of which no more than Two Hundred Fifty Thousand (250,000) shares may be issued as Restricted Stock, Performance Awards or Deferred Stock or any combination thereof. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to
Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1.  Award Agreement.

     Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     3.2.  Provisions Applicable to Section 162(m) Participants.

     (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

     (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

     (d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3.  Limitations Applicable to Section 16 Persons.

     Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4.  Consideration.

     In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or, as applicable, to consult for) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted.

     3.5.  At-Will Employment.

     Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.

                              GRANTING OF OPTIONS

     4.1.  Eligibility.

     Any Employee selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

     4.2.  Disqualification for Stock Ownership.

     No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3.  Qualification of Incentive Stock Options.

     No Incentive Stock Option shall be granted to any person who is not an Employee.

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

     4.4.  Granting of Options.

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (i) Determine which Employees are key Employees and select from among them (including Employees who have previously received Awards under the plan) those who in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees;

          (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

          (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

     4.5.  Options in Lieu of Cash Compensation.

     Options may be granted under the Plan to Employees in lieu of cash bonuses which would otherwise be payable to such Employees, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

     5.1.  Option Price.

     The price per share of the shares subject to each Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted and in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
Code).

     5.2.  Option Term.

     The maximum term of each Non-Qualified Stock Option shall be ten (10) years and one (1) day from the date the Non-Qualified Stock Option is granted. The maximum term of each Incentive Stock Option shall be ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Holder, or amend any other term or condition of such Option relating to such a termination.

     5.3.  Option Vesting

     (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to
Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee vests.

     (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4.  Substitute Awards.

     Notwithstanding the foregoing provisions of this article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

          (b) the aggregate exercise price thereof; does not exceed the excess of;

          (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d) the aggregate exercise price of such shares.

                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

     6.1.  Partial Exercise.

     An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2.  Manner of Exercise.

     All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion

             (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

             (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

             (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration;

             (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator;

             (v) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or

             (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii), (iv), and (v). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3.  Conditions to Issuance of Stock Certificates.

     The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4.  Rights as Stockholders.

     Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

     6.5.  Ownership and Transfer Restrictions.

     The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

     6.6.  Limitations on Exercise of Options.

     Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                           AWARD OF RESTRICTED STOCK

     7.1.  Eligibility.

     Subject to the Award Limit and the limitation on the number of shares available for grant as Restricted Stock set forth in Section 2.1, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee and who should receive such an Award.

     7.2.  Award of Restricted Stock.

     (a) The Committee may from time to time, in its absolute discretion:

          (i) Determine which Employees are key Employees and select from among them (including Employees who have previously received other awards under the Plan) as in its opinion should be awarded Restricted Stock; and

          (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

     (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (c) Upon the selection of a key Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3.  Rights as Stockholders.

     Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

     7.4.  Restriction.

     All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise,

          (i) no restrictions based on duration of employment with the Company shall lapse sooner than three years after the date the Restricted Stock is awarded,

          (ii) no restrictions based on satisfaction of Performance Criteria, or other performance standards shall lapse sooner than one year after the date the Restricted Stock is awarded,

          (iii) no share of Restricted Stock granted to a person subject to
     Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and,

          (iv) except with respect to shares of Restricted Stock granted to
     Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment with the Company; provided, however, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.5.  Repurchase of Restricted Stock.

     The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment without cause or following any Change in Control of the Company or because of the Holder's retirement, death or disability or otherwise.

     7.6.  Escrow.

     The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     7.7.  Legend.

     In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     7.8.  Section 83(b) Election.

     If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                 ARTICLE VIII.

    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

     8.1.  Eligibility.

     Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee and who should receive such an Award.

     8.2.  Performance Awards.

     Any key Employee selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee.

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

     8.3.  Dividend Equivalents.

     (a) Any key Employee selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     (b) Any Holder of an Option may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     (c) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised. Stock Payments.

     8.4.  Stock Payments.

     Any key Employee selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     8.5.  Deferred Stock.

     Any key Employee selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

     8.6.  Term.

     The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

     8.7.  Exercise or Purchase Price.

     The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

     8.8.  Exercise Upon Termination of Employment.

     A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee; provided, however, that except with respect to Performance Awards granted to
Section 162(m) Participants, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

     8.9.  Form of Payment.

     Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

                                  ARTICLE IX.

                           STOCK APPRECIATION RIGHTS

     9.1.  Grant of Stock Appreciation Rights.

     A Stock Appreciation Right may be granted to any key Employee selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

     9.2.  Coupled Stock Appreciation Rights.

     (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

     (b) A CSAR may be granted for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

     (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     9.3.  Independent Stock Appreciation Rights.

     (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

     (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with
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

respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     9.4.  Payment and Limitations on Exercise.

     (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

     (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed at the discretion of the Committee.

                                   ARTICLE X.

                                 ADMINISTRATION

     10.1.  Compensation Committee.

     The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     10.2.  Duties and Powers of Committee.

     It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     10.3.  Majority Rule; Unanimous Written Consent.

     The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     10.4.  Compensation; Professional Assistance; Good Faith Actions.

     Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

     10.5.  Delegation of Authority to Grant Awards.

     The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                  ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

     11.1.  Not Transferable.

     No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution. Notwithstanding the foregoing provisions of this Section 11.1, the Administrator, in its sole discretion, may determine to grant to any Holder an Award which, by its terms as set forth in the applicable Award Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, by gift, without the receipt of any consideration, to a member of the Holder's immediate family, as defined in Rule 16a-1 under the Exchange Act, or to a trust for the exclusive benefit of, or any other entity owned solely by, such members, provided that an Award that has been so transferred shall continue to be subject to all of the terms and conditions of the Award as applicable to the original Holder, and the transferee shall execute any and all such documents requested by the Administrator in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

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

     11.2.  Amendment, Suspension or Termination of the Plan.

     Except as otherwise provided in this Section 11.2 or otherwise required by law or the rules of any stock exchange or market system on which the Common Stock is then traded, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan as amended and restated is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan as amended and restated is approved by the Company's stockholders under Section 11.4.

     11.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a) Subject to Section 11.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

             (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

             (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

             (iii) the grant or exercise price with respect to any Award.

          (b) Subject to Sections 11.3(b)(vii) and 11.3(d), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

             (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

             (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

             (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
        Section 5.3 or 5.4 or the provisions of such Award;

             (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

             (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

             (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

             (vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully vested shares of Common Stock.

             (viii) In the event of any transaction described in Section 11.3(a), each outstanding Award shall, immediately prior to the effective date of such transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (i) such right is, in connection with such transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or
        (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Administrator at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

          (c) Subject to Sections 11.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no
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

     adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under
     Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

          (e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     11.4.  Approval of Plan by Stockholders.

     The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's adoption of the amended and restated Plan. If the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

     11.5.  Tax Withholding.

     The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     11.6.  Loans.

     The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan provided that no loan may be made or credit extended in any instance where such loan or other extension of credit is prohibited by law. The terms and conditions of any such loan shall be set by the Committee.

     11.7.  Forfeiture Provisions.

     Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if
(b)(i) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment for cause.

     11.8.  Effect of Plan Upon Options and Compensation Plans.

     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company

          (a) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or

          (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     11.9.  Compliance with Laws.

     The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     11.10.  Titles.

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     11.11.  Governing Law.

     The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                     * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Libbey Inc. as of March 30, 2004.

     Executed as of this 30th day of March, 2004.

                                          Arthur H. Smith
                                          Secretary

 B-20
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                            *DETACH PROXY CARD HERE*

Sign, Date and Return the              [X]
Proxy Card in the            Votes MUST be indicated
Enclosed Envelope.           (x) in Black or Blue ink.

1. Election of Directors

   FOR all nominees         WITHHOLD AUTHORITY to vote             (*)EXCEPTIONS
   listed below     [ ]     for all nominees listed below  [ ]

Nominees: Carlos V. Duno, Peter C. McC. Howell and Richard I. Reynolds

(*)Exceptions __________________________________________________________________

(INSTRUCTIONS: TO VOTE YOUR SHARES FOR ALL DIRECTOR NOMINEES, MARK "FOR" BOX ON
ITEM 1. TO WITHHOLD VOTING FOR ALL NOMINEES MARK "WITHHOLD" BOX. IF YOU DO NOT WISH YOUR SHARES VOTED FOR A PARTICULAR NOMINEE, ENTER THE NAME(S) OF THE EXCEPTION(S) IN THE SPACE PROVIDED ABOVE.)

                                                         FOR    AGAINST  ABSTAIN

2. Proposal to approve The Amended and Restated
   1999 Equity Participation Plan of Libbey Inc.         [ ]      [ ]      [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                               To change your address, please mark this box. [ ]

                              To include any comments, please mark this box. [ ]

                                 S C A N L I N E

The form must be signed exactly as name(s) appear hereon. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc., should give full title.

---------------------------------------------     ------------------------------
Date         Share Owner sign here                        Co-Owner sign here


                                      4565


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                                   LIBBEY INC.

                                      PROXY

This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints each of John F. Meier, Richard I.Reynolds, Susan Allene Kovach and Arthur H. Smith, as Proxy, with full power of substitution, to vote all shares of Common Stock of Libbey Inc. held of record by the undersigned on March 17, 2004, at the Annual Meeting of Stockholders to be held on May 6, 2004, and at any adjournment thereof, upon the matters referred to on the reverse side and described in the proxy statement furnished herewith, and in their discretion, upon any other matters which may properly come before the meeting. IF NO DIRECTIONS ARE GIVEN AND THE SIGNED CARD IS RETURNED, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED DIRECTOR NOMINEES AND FOR APPROVAL OF THE AMENDED AND RESTATED 1999 EQUITY PARTICIPATION PLAN OF LIBBEY INC. AND IN THE PROXIES'DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS OF LIBBEY INC. RECOMMENDS A VOTE FOR ELECTION OF ALL LISTED DIRECTOR NOMINEES AND FOR APPROVAL OF THE AMENDED AND RESTATED 1999 EQUITY PARTICIPATION PLAN OF LIBBEY INC.

Please sign on the reverse side of this card and return it promptly in the enclosed postage-paid envelope.

                                    (Continued, and please sign on reverse side)

                             LIBBEY INC.
                             P.O. BOX 11035
                             NEW YORK, NY 10203-0035